Exhibit 99.1

[Meade Logo]

Meade Instruments Corp.
Stockholder Meeting
State of the Business Presentation
January 31, 2007

Safe Harbor

During the course of this presentation the Company or its representatives may make forward-looking remarks regarding future events or the future financial performance of the Company.  We wish to caution that such statements are just predictions and actual events or results may differ materially.  We refer you to the documents the Company files from time to time with the SEC.  These documents contain important factors that could cause actual results to differ materially from those contained in any forward-looking statement of the Company made in connection with this presentation.

Table of Contents

•	Our Business

•	Meade in May 2006

•	Immediate Actions Taken

•	The New Meade

•	Blocking and Tackling

•	Fiscal ’08 Discussion

Meade Instruments

Global consumer optics company with worldwide brand recognition in telescopes, binoculars, riflescopes and other optical products

•	Founded in 1972

•	Nasdaq: MEAD

•	Market Cap:$59.1 million

•	Shares Outstanding: 20.1 million

•	Insider Ownership: ~30%

Consumer Preferred Products

[Image of Telescope]
[Image of Telescope]
[Image of Telescope]
[Image of Telescope]
[Image of Riflescope]
[Image of Riflescope]

Sales by Product
(as % of total, F ‘07 YTD)

[Pie chart indicating following data: Telescopes 50%, Riflescopes 11%, Binoculars 21%, Other 18%]

World Class Customer Base

[Sports Authority Logo]
[Sam’s Club Logo]
[Discovery Channel Store Logo]
[Sears Logo]
[Ritz Camera Logo]
[Radio Shack Logo]
[Dick’s Sporting Goods Logo]
[Bi-Mart Logo]
[LDL Logo]
[JC Penny Logo]
[Cabela’s Logo]
[Walmart Logo]
[Academy Sports Outdoors Logo]

Meade in May 2006

•	Award-winning products with Worldwide recognition

•	Strong global distribution network

•	Essentially no processes for running the business

•	750 SKUs worldwide, $34,000,000 of Inventory

•	Major Supply Chain problems with critical, “bread and butter” products: For Example: Simmons Riflescopes

•	Lengthy “time to market” new product development

•	Minimal integration of acquisitions

•	Oversized with Facilities and Employees

•	Increasing SG&A, Declining margins

•	Two fiscal years of losses (F’05 and F’06)

Immediate Actions Taken

•	Recruited Operations and Manufacturing veterans

•	New SVP Operations

•	New VP of Manufacturing Engineering

•	New VP Materials

•	New Director of International Manufacturing

•	New Director of Quality

•	New Manager of Operations

•	Began development of processes and accountability in all areas

•	Consolidated U.S.-based manufacturing and distribution

•	Closed Tuscon

•	Closed Salt Lake City

•	Closing Thomasville

Immediate Actions Taken (cont)

•	Started process of rationalizing inventory levels and eliminating slow moving and obsolete products

•Feb ’05...$47,100,000 •Feb ’06...$34,400,000 •Feb ’07...$28,000,000 Est

•	Continued process of rightsizing the employee base

•	Dec ’04...578

•	Dec ’05...338

•	Dec ’06...282

•	Hired 360 Sourcing to partner in China

Immediate Actions Taken (cont)

•	Began to rebuild the Senior Management Team

•	Consolidated Sales Force Management

•	Hired Marshall Assoc. to focus on “Big Box” retailers

•	Rationalized customer relationships

•	Eliminated inventory balancing returns

•	Increased investment in new product development

•	Increased Engineering headcount by +50%

•	Increased Active Projects by 100%

FY 08 and Beyond: Work the Initiatives

•	Fundamental: Build stockholder value as the world leader in optical products for recreational consumers.

•	Immediate Initiatives:

1.	Fix the Operations

•	Increase Margins

•	Reduce Operating Costs

2.	Develop New Products

3.	Improve Customer Service

4.	Grow the Business where it makes sense

Initiative: Increase Margins to over +30% in 3 – 5 years

•	Moved ETX Production out of Irvine, California

•	Make Chinese production more efficient

•	Reduce shipping costs by improving deliveries of riflescopes and other asian sourced products

•	Capitalize on 360 Sourcing to impact first cost

•	Reduce spread between Gross and Net Sales

•	Returns

•	Mark downs

•	Quality

Initiative: Reduce U.S. Operating Costs to ~ 20% in 3 – 5 years

•	Dramatic reduction in headcount levels

•	Elimination of “one time” charges

•	Option Issue

•	Severance

•	Reduction in facilities costs

[Graph of Data]

Mission: Rationalize Inventory

Sku Count Dropping

•	F ’06 – 1099 skus

•	F ’07 – 673 skus

•	F ‘08 – 570 skus

Inventory Dropping

•	F ’06 — $34,400,000

•	F ’07 — $28,000,000(e)

•	F ’08 — $27,000,000(e)

[Graph of Data]

New Product Development

•	7 New Product introductions in F ’08

•	New Categories

•	Telescopes

•	Riflescopes

•	Cameras

•	More in F ’09

Meade: Sales & EBIT
The Past & the Future

[Graph of Sales & EBITDA Data]

Operating Projections

	Fiscal ’07 (e)	Fiscal’08(e)
Net Sales	$105.0 MM	$105.0MM

Gross Margin	20%	27%

Gross Profit	$21.0 MM	$28.5MM

SGA	$33.0 MM	$33.0 MM

Severance		($2.0 MM)

Option Exp		($1.0 MM)

Payroll/Facilities		($1.5 MM)

Operating Profit	-$12.0 MM	Break even +/-

Longer Term Financial Targets

•	Revenue Growth 7 – 10%

•	New Products, Riflescopes

•	Gross Profit Margin 32 – 37%

•	SG&A % 22 – 27%

•	Operating Income

•	Margin 10 – 15%

Closing Commentary

•	Fixing the Supply Chain

•	More efficient and effective Production

•	Quality

•	On-Time Deliveries

•	Improving Margins

•	Lower Costing

•	Less Airfreight “in”

•	Better Quality

•	Reducing SG&A

•	Headcount

•	Facilities

•	“Faster to Market” New Product Introductions

•	Growing Sales

•	Bigger/Better Sales Force

•	On-Time Deliveries

•	Re-introducing Profit to Meade Instruments Corp. Stockholders